Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions
13.	RELATED PARTY TRANSACTIONS
Tulco, an existing stockholder, reimbursed the Company for certain of the Company’s professional fees in connection with the Company’s IPO. These reimbursements totaled $4.9 million and are recorded in due from related party on the accompanying balance sheet as of June 30, 2021. The Company received payment of the amount due from Tulco during the third quarter of 2021.

9. RELATED PARTY TRANSACTIONS
Tulco, LLC (“Tulco”) is the majority stockholder of the Company. Tulco paid for certain of the Company’s professional fees which were expensed as incurred in the year ended December 31, 2019 and amounted to $0.1 million. These were reimbursed by the Company in 2020 and are recorded within accrued expenses on the accompanying balance sheet as of December 31, 2019.
On May 14, 2018, the Company entered into a common stock purchase agreement with Tulco pursuant to which the Company issued and sold 36,675,000 shares of common stock for a total purchase price of $50.0 million. As consideration, May 14, 2019, Tulco paid $17.5 million in cash and cancelled the $2.5 million owed by the Company to Tulco pursuant to a promissory note dated as of February 22, 2018. The remaining $30.0 million of capital contributions were payable upon the Company’s achievement of certain milestones at defined dates in the years ended December 31, 2018 and December 31, 2019. During the year ended December 31, 2018, $16.0 million of contributions were made. The remaining $14.0 million contribution was made in the year ended December 31, 2019.
In 2020, the Company sold $4.2 million of masks and other products to Tulco, the amounts of which are included in net revenues for the year ended December 31, 2020.